CHRYSLER FINANCIAL                                                                         DISTRIBUTION DATE:              08-SEP-00
DaimlerChrysler Auto Trust 2000-B Monthly Servicer's Certificate (GU)                                                    Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------
      Payment Determination Statement Number                                            4
      Distribution Date                                                         08-Sep-00

      DATES COVERED                                                    FROM AND INCLUDING                   TO AND INCLUDING
      -------------                                                    ------------------                   ----------------
           Collections Period                                                   01-Aug-00                           31-Aug-00
           Accrual Period                                                       08-Aug-00                           07-Sep-00
           30/360 Days                                                                 30
           Actual/360 Days                                                             31


                                                                       NUMBER OF
      COLLATERAL POOL BALANCE DATA                                     ACCOUNTS                                   $ AMOUNT
      ----------------------------                                     ---------                                  --------
      Pool Balance - Beginning of Period                                125,901                              1,902,065,196.00
      Collections of Installment Principal                                                                      34,075,244.62
      Collections Attributable to Full Payoffs                                                                  18,694,992.97
      Principal Amount of Repurchases                                                                                    0.00
      Principal Amount of Gross Losses                                                                           1,832,923.52
                                                                                                             ----------------

      Pool Balance - End of Period                                      123,897                              1,847,462,034.89
                                                                                                             ================



      POOL STATISTICS                                                                                          END OF PERIOD
      ---------------                                                                                        ----------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                               2,076,955,384.40
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  88.95%

      Ending O/C Amount                                                                                        104,954,879.27
      Coverage Ratio (Ending Pool
           Balance as a Percent of Ending Securities)                                                                 106.02%

      Cumulative Net Losses                                                                                      1,064,381.98
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.21620%
      Cumulative Recovery Ratio                                                                                        65.54%
      60+ Days Delinquency Amount                                                                                6,087,943.79
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.22390%

      Weighted Average APR                                                                                             8.978%
      Weighted Average Remaining Term (months)                                                                          52.39
      Weighted Average Seasoning (months)                                                                                7.99

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

CHRYSLER FINANCIAL                                                                                 DISTRIBUTION DATE:      08-SEP-00
DAIMLERCHRYSLER AUTO TRUST 2000-B MONTHLY SERVICER'S CERTIFICATE (GU)                                                    PAGE 2 OF 2
------------------------------------------------------------------------------------------------------------------------------------
      CASH SOURCES
      ------------
           Collections of Installment Principal             34,075,244.62
           Collections Attributable to Full Payoffs         18,694,992.97
           Principal Amount of Repurchases                           0.00       O/C RELEASE
           Recoveries on Loss Accounts                       1,201,245.61       -----------
           Collections of Interest                          13,516,533.15       Original O/C Amount                 94,181,384.40
           Investment Earnings                                  28,304.44       Cumulative O/C Release (beginning)           0.00
           Reserve Account                                   4,956,935.00       O/C Release    (Prospectus pg S16)           0.00
                                                         -----------------                                          --------------
           TOTAL SOURCES                                    72,473,255.79       Cumulative O/C Release (ending)              0.00
                                                         =================                                          ==============



      CASH USES
      ---------
           Servicer Fee                                      1,585,054.33
           Note Interest                                    10,622,184.82
           Reserve Fund                                      4,956,935.00
           O/C Release to Seller                                     0.00
           Note Principal                                   55,309,081.64
                                                         -----------------
           TOTAL CASH USES                                  72,473,255.79
                                                         =================


      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources                  72,473,255.79
      Investment Earnings in Trust Account                     (28,304.44)
      Cash Reserve in Trust Account                         (4,956,935.00)
      Servicer Fee (withheld)                               (1,585,054.33)
      O/C Release to Seller                                          0.00
                                                         -----------------
           PAYMENT DUE TO TRUST ACCOUNT                     65,902,962.02
                                                         =================


                                                 Beginning                    Ending                  Principal     Principal per
                                                  Balance                     Balance                  Payment       $1000 Face
                                                --------------------   -------------------------------------------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  408,420,000.00  @   6.72%           223,462,237.26       168,153,155.62             55,309,081.64     135.4220695
      Class A-2  620,000,000.00  @   7.30%           620,000,000.00       620,000,000.00                      0.00       0.0000000
      Class A-3  455,000,000.00  @   7.53%           455,000,000.00       455,000,000.00                      0.00       0.0000000
      Class A-4  425,000,000.00  @   7.63%           425,000,000.00       425,000,000.00                      0.00       0.0000000
      Certificates                                    74,354,000.00        74,354,000.00                      0.00       0.0000000
                                                --------------------   --------------------------------------------
          Total Securities                         1,797,816,237.26     1,742,507,155.62             55,309,081.64
                                                ====================   ============================================




                                                         Interest            Interest per
                                                         Payment              $1000 Face                Original
                                                       ---------------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  408,420,000.00  @   6.72%             1,293,101.48            3.1661071            408,420,000.00
      Class A-2  620,000,000.00  @   7.30%             3,771,666.67            6.0833333            620,000,000.00
      Class A-3  455,000,000.00  @   7.53%             2,855,125.00            6.2750000            455,000,000.00
      Class A-4  425,000,000.00  @   7.63%             2,702,291.67            6.3583333            425,000,000.00
      Certificates                                             0.00                                  74,354,000.00
                                                --------------------                             -----------------
          Total Securities                            10,622,184.82                               1,982,774,000.00
                                                ====================                             =================










* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 29
      ----